EXHIBIT 10.6

CANCELLATION AND TRANSFER AGREEMENT

This CANCELLATION AND TRANSFER AGREEMENT (this “Agreement”), dated August 13, 2015 (the “Effective Date”), is entered into by and among (the “Company”), TABACALERAYSIDRON, INC., a Nevada corporation, (the “Company”), and RAMON TEJEDA, individually (the “Canceling Party”). The Company and Canceling Party are also hereinafter individually and jointly referred to as “P(p)arty” and/or “P(p)arties”.

RECITALS

WHEREAS, as of the date hereof, the Canceling Party is the owner of 28,175,000 shares of the Company’s commons stock, par value $0.0001 per share (the “Cancelled Shares”), and the Company is the owner of all of the issued and outstanding shares of Epicurean Cigars, Inc., a Nevada corporation and wholly owned subsidiary of the Company (“Epicurean Shares”); and

WHEREAS, concurrently herewith, the Parties and Mount Tam Biotechnologies, Inc., a Delaware corporation (“Mount Tam”), are entering into a Share Exchange and Conversion Agreement (the “Exchange Agreement”), pursuant to which Mount Tam will become a wholly owned subsidiary of the Company; and

WHEREAS, it is a condition precedent to the consummation of the Exchange Agreement that the Canceling Party will enter into this Agreement, which will effectuate the cancellation of the Cancelled Shares and the transfer of the Epicurean Shares as well as a payment of $30,000 to the Canceling Party; and

WHEREAS, the Canceling Party is entering into this Agreement to, amongst other things, induce Mount Tam to enter into the Exchange Agreement and the Canceling Party acknowledges that Mount Tam would not consummate the transactions contemplated by the Exchange Agreement unless the transactions contemplated hereby are effectuated in accordance herewith.

AGREEMENT

In consideration of the mutual promises herein contained and for other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the Parties hereto agree as follows:

1.              Cancellation of Cancelled Shares. On the Effective Date, the Canceling Party will deliver to the Company the necessary documentation for the cancellation of the stock certificates representing the Cancelled Shares, along with duly executed medallion guaranteed stock powers covering the Cancelled Shares (or such other documents acceptable to the Company’s transfer agent) and hereby irrevocably instructs the Company and the Company’s transfer agent to cancel the Cancelled Shares such that the Cancelled Shares will no longer be outstanding on the stock ledger of the Company and such that the Canceling Party shall no longer have any interest in the Cancelled Shares whatsoever. The Company shall immediately deliver to the Company’s transfer agent irrevocable instructions providing for the cancellation of the Cancelled Shares.

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2.             Consideration for Share Cancellation. At the Closing, as consideration for the cancellation of the Cancelled Shares by the Canceling Party, the Company shall deliver to the Canceling Party (a) the certificate or certificates representing the Epicurean Shares, duly endorsed to Canceling Party or as directed by Canceling Party, which delivery shall vest Canceling Party with good and marketable title to all of the issued and outstanding shares of capital stock of the Company, free and clear of all liens and encumbrances, and (b) $30,000 in readily available funds to an account designated by Canceling Party.

3.             Effective Date. This Agreement shall become effective upon the execution of this Agreement. The transactions to occur at such place and time with respect to this Agreement are referred to herein as the “Closing”.

4.             Waiver. At and subsequent to the Closing, the Canceling Party hereby waives any and all rights and interests she has, had or may have with respect to the Cancelled Shares.

5.             Representations by the Canceling Party. (a) The Canceling Party owns the Cancelled Shares of record and beneficially free and clear of all liens, claims, charges, security interests, and/or encumbrances of any kind whatsoever. The Canceling Party has sole control over the Cancelled Shares and/or sole discretionary authority over any account in which they are held. Except for this Agreement, no person/entity has any option or right to purchase or otherwise acquire the Cancelled Shares, whether by contract of sale or otherwise, nor is there a “short position” as to the Cancelled Shares.

(b)           The Canceling Party has full right, power and authority to execute, deliver and perform this Agreement and to carry out the transactions contemplated hereby. This Agreement has been duly and validly executed and delivered by the Canceling Party and constitutes a valid, binding obligation of the Canceling Party, enforceable against it in accordance with its terms (except as such enforceability may be limited by laws affecting creditor's rights generally).

(c)           Canceling Party represents and warrants that it has the requisite authority and capacity to enter into this Agreement, as well as carry out the terms/conditions referenced herein. Additionally, Canceling Party represents and warrants that its compliance with the terms and conditions of this Agreement and will not violate any instrument relating to the conduct of its business, or any other agreement which it may be a party, or any Federal and State rules or regulations applicable to either Party.

6.            Representations and Warranties of the Company. The Company represents and warrants to Canceling Party as of the date hereof as follows:

(a)          Corporate Authorization; Enforceability. The execution, delivery and performance by the Company of this Agreement are within the corporate powers and have been, duly authorized by all necessary corporate action on the part of the Company. This Agreement has been duly executed and delivered by the Company and constitutes the valid and binding agreement of the Company, enforceable against the Company in accordance with its terms, except to the extent that its enforceability may be subject to applicable bankruptcy, insolvency, reorganization, moratorium and similar laws affecting the enforcement of creditors’ rights generally and by general equitable principles.

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(b)          Governmental Authorization. The execution, delivery and performance by the Company of this Agreement requires no consent, approval, order, authorization or action by or in respect of, or filing with, any governmental authority.

(c)          Non-Contravention; Consents. The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated hereby do not (i) violate the articles of incorporation or bylaws of the Company, or (ii) violate any applicable law or order.

7.             Further Assurances. Each Party to this Agreement will use its best efforts to take all action and to do all things necessary, proper, or advisable in order to consummate and make effective the transactions contemplated by this Agreement (including the execution and delivery of such other documents and agreements as may be necessary to effectuate the cancellation of the Cancelled Shares and the transfer of the Epicurean Shares).

8.              Entire Agreement; Amendments. This Agreement contains the entire understanding of the Parties with respect to the matters covered herein and therein and, except as specifically set forth herein, neither the Company nor the Canceling Party makes any representation, warranty, covenant or undertaking with respect to such matters. No amendment, modification, termination or waiver of any provision of this Agreement, and no consent to any departure therefrom, shall in any event be effective unless the same shall be in writing and signed by both Parties. Any such waiver or consent shall be effective only in the specific instance and for the specific purpose for which it was given.

9.             Survival of Agreements, Representations and Warranties, etc. All representations and warranties contained herein shall survive the execution and delivery of this Agreement.

10.           Successors and Assigns. This Agreement shall bind and inure to the benefit of and be enforceable by the Parties and their respective successors and assigns.

11.           Governing Law. This Agreement and the obligations, rights and remedies of the Parties hereto are to be construed in accordance with and governed by the laws of the State of Delaware, with any action/dispute concerning this Agreement to be venued in the City of Los Angeles, County of Los Angeles.

12.           Severability. In the event that any provision of this Agreement is invalid or unenforceable under any applicable statute or rule of law, then such provision shall be deemed inoperative to the extent that it may conflict therewith and shall be deemed modified to conform with such statute or rule of law. Any provision hereof which may prove invalid or unenforceable under any law shall not affect the validity or enforceability of any other provision hereof.

13.            Miscellaneous. This Agreement embodies the entire agreement and understanding between the Parties hereto and supersedes all prior agreements and understandings relating to the subject matter hereof. If any provision of this Agreement shall be held invalid or unenforceable for whatever reason, the remainder of this Agreement shall not be affected thereby and every remaining provision of this Agreement shall be valid and enforceable to the fullest extent permitted by law. This Agreement may be executed in any number of counterparts and by the Parties hereto on separate counterparts but all such counterparts shall together constitute but one and the same instrument.

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[Signature page follows]

IN WITNESS WHEREOF, the Parties hereto have executed this Agreement as of the date first above written.

TABACALERAYSIDRON, INC.,
a Nevada corporation

By:
Name: Ramon Tejeda
Title: President

By:
RAMON TEJEDA, Individually

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